Exhibit 99.1
A Diversified Scrap & Platinum Metals Recycling Company
and a Value Added Products Fabricating Company
Management Presentation
September 2008
Corporate Headquarters
186 North Avenue East, Cranford, NJ 07016
Phone: 908-497-9610 Fax: 908-497-1097
Email: info@metalico.com
Web Address: www.metalico.com

This presentation includes certain statements that fall within the definition of "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties, including overall economic and market conditions, competitors' and customers' actions, and weather conditions, which could cause actual results to differ materially from those anticipated, including those risks identified in the Company's filings with the Securities and Exchange Commission. Accordingly, such statements should be considered in light of these risks. Any prediction by the Company of future financial results or other events is only a statement of management's belief at the time the prediction is made. There can be no assurance that any prediction, once made, will continue thereafter to reflect management's belief, and the Company does not undertake any obligation to update any information contained herein. Disclaimer: FOR INFORMATON PURPOSES ONLY: The material is neither an offer to sell nor a solicitation of an offer to buy any securities which can only be done in compliance with applicable federal and state securities laws. Metalico, Inc. Forward Looking Statements

Metalico at a glance Metalico, Inc. ("Metalico" or the "Company") is a leading scrap metal recycling and product fabrication company with a strategic operating presence in ten states Founded in 1997 to acquire and consolidate scrap metal recycling and product fabrication companies in select markets Began trading on the AMEX on March 15, 2005 under the symbol "MEA". Market capitalization of more than $500 million Headquartered in Cranford, New Jersey Currently operates 25 locations with approximately 710 employees, primarily non-union Two distinct business segments: Ferrous and non-ferrous scrap metal recycling (88% of 2008 revenue) Metal product fabrication operations (11% of 2008 revenue) Recent financial results: Revenue EBITDA 2006 2007 1st Half 2008 $207.7 $334.2 $465 $24.3 $37.2 $50

Metalico, Inc. Investment highlights Accelerating Profitability, Compounded Sales and EBITDA growth of 46% and 52% respectively over last five years but 100 % over the last twelve months. Metalico's operating management personnel and executive management team have a proven track record of acquisitions, integration and operating success. Dominance in current geographic markets where we operate. Diversified operations - provide defense against commodity downturns. Fragmented industry - continuing to consolidate at attractive valuations. Successful Scrap Metals recycling is critical to continued operation and success of the global steel industry. Metals Recycling is a leader in energy efficiency and "Green" attributes.

Locations



New York State
Buffalo, Syracuse, Rochester, Niagara Falls and Lackawanna (7 total locations)
Pennsylvania & West Virginia
Pittsburgh, Uniontown, Brownsville, Sharon, Hadley; Colliers WV
Nevada
Carson City
Ohio
Akron
Pennsylvania
Quarryville
West Goshen
New Jersey
Newark
Illinois
Granite City
California
Healdsburg & Ontario
Texas
Dallas and Austin
Alabama
Birmingham
Mississippi
Gulfport
S – Scrap Metal Recycling
L – Lead Product Manufacturing

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Scrap Metal Recycling Acquire/Expand in contiguous and new markets Platform businesses that provide growth and consolidation opportunities Achieve high density market presence and leadership Organic growth in niche products/markets Mitigate commodity price risk Maintain diverse mix of ferrous/non-ferrous metals Reduce exposure by booking physical sales when material is bought Maximize inventory turns Stimulate operating synergies and buy/sell among subsidiaries Adapt quickly and conservatively to commodity price changes Growth through acquisitions, mitigate commodity price risks, increase operational density are our core goals. Metalico, Inc. - Business strategy

Proven executive management team

Name	Title	Age	Biography
❖ Carlos E. Agüero	Chairman, CEO & President	55	Founded Company in August 1997 Founder, CEO, President & Director of Continental Waste Industries 1988-1996
❖ Michael J. Drury	Executive Vice President & Director	51	EVP of Metalico since Company's founding, Director since September 1997. SVP, CFO and Board member of Continental Waste Industries 1988-1997
❖ Arnold S. Graber	Executive VP & General Counsel	54	Joined Company in May 2004; 2002 to 2004 practiced law at Otterbourg, Steindler, Houston & Rosen, P.C., NY
❖ Eric W. Finlayson	Senior Vice President CFO	49	SVP and CFO since Company's founding; Corporate Controller of Continental Waste Industries 1993 - 1997
❖ David J. DelBianco	VP of Business Development	46	Joined Company in April 2004; Controller & Vice President, PSEG Asset Management 2001-2004; Operations Controller of Continental Waste Industries 1994 - 1997
❖ Kevin R. Whalen	VP Corporate Controller	44	Joined Company in July 2004; Finance Manager of Ivoice Inc., 2000 to 2004; Corporate Controller Willcox & Gibbs, 1996 - 2000

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Key operating personnel An experienced, seasoned group responsible for day to day operations of Metalico's facilities George Ostendorf - General Manager, Buffalo - scrap metal recycling - over 15 years experience James, Charles & Dan Snyder - General Managers, Pittsburgh - ferrous & non ferrous metals - over 25 years experience, each in scrap metals Kenneth Blumberg - Marketing & Operations - non-ferrous metals - over 10 years experience William McDougall - Sales & Marketing Manager - hi temp alloys - over 30 years experience in high temperature alloys Michael Knowles - Sales & Marketing Manager - ferrous metals - over 30 years experience Dennis Flanagan -General Manager - Metalico Aluminum Recovery -20 years aluminum processing experience Don Fleming - Director of Operations - Lead Fabrications - 15 years of related manufacturing experience Kurt Ellis - General Manager, TotalCat - 25 years of non ferrous scrap metal recycling experience Allen Hickman - General Manager, American CatCon - 10 years catalyst and automotive core recycling experience Jeff Bauer - General Manager, Annaco -over 30 years scrap processing experience Joyce Morales-Caramella - Environmental, Health and Safety Director - 25 years experience.

Commodity metal revenue mix Deals Lead 11 Nickel Alloys 4 Noble Metals 3 Copper, Brass 6 PGMs 43 Alum. Alloys 8 Ferrous 25 Deals Lead 28 Nickel Alloys 9 Noble Metals 5 Copper, Brass 13 PGMs 10 Alum. Alloys 12 Ferrous 23 Banks 33 Deals Lead 38 Nickel Alloys 8 Other 2 Copper, Brass 14 Alum. Alloys 17 Ferrous 21 ABS 33 Banks 33 2006 Actual - $208 MM Revenue 2007 Actual - $334 MM Revenue 2008 through June 30, 2008

Metalico financial overview - Results from continuing operations Revenue Compound Growth 46% up to 2007 Net Income Compound Growth 42% up to 2007 1st Half 1st Half

Metalico financial overview - Results from continuing operations Earning per Share Compound Growth 36% up to 2007 EBITDA Compound Growth 52% up to 2007 1st Half 1st Half

Scrap metal recycling industry Approximately $50 plus billion in annual revenue from recycled metals Over 2,000 independent recyclers with more than 4,000 metal sourcing and processing locations, including auto wreckers/dismantlers Top 20 companies control about 40% of the industry Still highly fragmented with continued consolidation trends Continued demand for scrap by both domestic and foreign consumers

Scrap metal recycling - ferrous The U.S. recycled more than 80 MM tons of iron and steel in 2007 The single largest source is shredded cars totaling approximately 30 MM tons Supply of scrap metal shifting from manufacturing to obsolete sources Electric Arc Furnaces (EAF), known as minimills, consumed more than 1/2 of all recycled steel EAF's in the U.S. continue to increase scrap consumption due to lower relative melt costs Demand for exported scrap expected to continue rising. Infrastructure development in China, South East Asia and India are major consumers

Scrap metal recycling - non-ferrous The U.S. recycles approximately 10 MM tons of non-ferrous annually Breakdown Volume (Tons) Principal Uses Aluminum 4,500,000 Transportation, Beverage Containers, Construction Copper 1,800,000 Electrical, Plumbing Stainless Steel (Nickel) 1,400,000 Food Industry, Chemical, Petroleum, Power Plants Other - (Brass, Moly, 2,000,000 Transportation, Fixtures, Components Lead, Zinc) PGM (Recovery 2006) 1,855,000 Ounces Catalytic Converters, Jewelry Why use scrap in manufacture of products: Dramatically reduces energy consumption Generates less pollution than mining ores Preserves finite natural resources and the environment

Metalico scrap metal recycling – Operating Cycle

Diverse Sources

INDUSTRIAL
- Manufacturers
- Commercial
- Other Scrap Processors

OBSOLETES
- Cars – Auto Wreckers
- Appliances
- Infrastructure
- Demolition

OTHER
- Dealers
- Peddlers
- Contractors

Processing

- Upgrading Metal
- Uniform Chemistry
- Dense Packaging

Non-Ferrous
- ❑ Sorted-Packaged ↔
- ❑ Baled-Briquetted ↔
- ❑ Plasma Cutting ↔
- ❑ Thermal Conversion ↔



INDOOR-OUTDOOR FACILITIES

Ferrous
- ↔ ❑ Sheared to Specifications
- ↔ ❑ Hi-Density Bundle
- ↔ ❑ Torch Cut
- ↔ ❑ Graded and Loaded
- ↔ ❑ Shredded

Warehoused & Later Shipped



By Truck ←

By Rail →



Consumed

- Under Contract or
- Spot Markets

Non-Ferrous
- Secondary Ingot Makers
- Rolling Mills and Extrusion Plants
- Die Cast Producer
- Toll Processors & other Non-Ferrous Foundries
- De-ox Makers – MARI

Ferrous
- Minimills (EAF)
- Integrated Steel Makers
- Steel Foundries

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Metalico scrap metal recycling Examples of scrap metal products Aluminum De-ox Cones Used Beverage Containers Baled Aluminum Spinnings Baled Copper Wire Aluminum Wheels Copper Turnings Catalytic Converter Dust Steel Turnings Shredder Feed Stock

Metalico lead product fabrication (Non Battery) Approximately $300 - $350 million in annual industry revenues Approximately 20 companies between US, Canada and Mexico - Utilizing over 100,000 tons of lead per year Business is characterized by diverse, customized products, strict regulation Metalico annual revenue of $80 - $90 million Competitive Advantages - Fabricating Leadership role as the largest fabricated lead product company in the United States Offering the broadest product lines, selling to diverse industries - customer service oriented Continually drive down cost of raw materials through utilization of internal refinery and tolling junk batteries with smelters Sales and customer service orientation, provide with customized products

Fabricated lead products Bends Handy Lead Ingot Lead Plates Lead Coil Lead Interlocking Bricks Lead Shot Lead Flashings Lead Ingots Hot Pour Cask

Platinum group metals - "PGMs" Metalico entered PGM recycling with the July 2007 acquisition of The TotalCat Group. Significantly increased precious metal recycling in January 2008 with purchase of American CatCon. PGM's now largest revenue source, with 43% of revenue year-to-date. Very positive industry fundamentals - High Price Volatility. Unit Volumes growth 10 - 15% Price growth 20% compounded over last 5 years. Highly Fragmented and competitive segment of scrap industry. 25 million plus converters recycled annually and growing - approximately a $3 billion market. PGM recovery averages 46% Platinum, 46% Palladium, 8% Rhodium. Metalico expects to process over 4.0 million units per year. Looking to increase presence in PGM recycling via internal growth/acquisitions.

The Snyder Group - Recent Acquisition The Snyder Group is a full-service metals company recycling 280,000 tons of scrap metal annually with six operations in the Pittsburgh area comprised of two platform facilities and four feeder yards. Consolidated revenues in 2007 totaled $120 MM - EBITDA $20 MM. Acquisition cost of $82 million; $74 million cash and $8 million in Metalico stock. Operates a state-of-the-art automobile shredder, in addition to shearing, baling, torching & breaking operations. Maximum transport flexibility: barge access on the Ohio River, onsite rail, and 25 truck fleet for scrap pick-up and delivery. Revenue mix 80% Ferrous, 20% Non-Ferrous. Sellers continue to operates the business under employment agreements.

Metalico affiliate - Beacon Energy Corp. Development stage biodiesel producer and marketer. Focused on utilizing lower cost animal fat and waste oils as feedstock. Growth through acquisition and internal development. Facilities: A. Own and operate 15 mm gallons per year capacity biodiesel refinery in Cleburne, Texas. Cost of $10 mm, at a 40% discount to replacement value. B. Own a 35% interest in 15 mm plus gallon refinery under construction in St. Joseph, Missouri. Invested $4 mm in project. Technology being supplied by Desmet & Ballestra. C. Invested in a 3 mm gallon per year plant in York, PA with a 45% interest for $1.2 mm of Invested Capital.

Metalico, Inc. Presentation Summary Metalico is a leader in the businesses and regional markets in which it operates Experienced management team, proven in operations and consolidations Extensive product line, high quality customer base with longstanding relationships Diversification across several commodity metals reduces exposure to price fluctuations Outstanding opportunity to participate in further industry consolidation Strong balance sheet - access to growth capital